Exhibit 32

Certification by Chief Executive Officer and Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

We, Daniel J. Murphy, Chief Executive Officer, and John L. Shroyer, Chief Financial Officer, of Alliant Techsystems Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

(1)                                  the Quarterly Report on Form 10-Q for the period ended July 5, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

Dated:  August 13, 2009

By:	/s/ Daniel J. Murphy
Name:	Daniel J. Murphy
Title:	Chief Executive Officer

By:	/s/ John L. Shroyer
Name:	John L. Shroyer
Title:	Senior Vice President and Chief Financial Officer